Exhibit 10.2

FIRST AMENDMENT TO AGREEMENT OF
PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is entered into as of the 5th day of January, 2007 (the “Amendment Date”), by and between COLORADO HOTEL HOLDING, LLC, a Delaware limited liability company, CORDILLERA LODGE & SPA, LLC, a Delaware limited liability company, COLORADO HOTEL OPERATOR, INC., a Delaware corporation and CORDILLERA LAND, LLC (collectively, “Seller”) and CORDILLERA PARTNERS, LLC, a Delaware limited liability company (“Purchaser”).

R E C I T A L S

A.       Seller and Purchaser have entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated September 25, 2006 (as amended, the “Agreement”) for the purchase of certain real property located in Eagle County, Edwards, Colorado (the “Property”), which Property is more specifically described in the Agreement.

B.        In connection with the Lodge and Spa Real Property, Seller desires to purchase from and enter into certain membership agreements (the “Vail Memberships”) with the Cordillera Property Owners Association (the “CPOA”) for the use of the Cordillera Vail Club in Vail, Colorado by guests of the Lodge and Spa at Cordillera.

C.        In connection with the Cordillera Mountain Club, Seller desires to sell and enter into certain membership agreements with third-party purchasers (the “Beaver Creek Memberships”) for the use of the hospitality center at the Cordillera Mountain Club by such third-party purchasers.

D.        Subject to the terms and conditions of this Amendment, Purchaser desires to consent to (i) Seller’s purchase of the Vail Memberships, and (ii) Seller’s sale of the Beaver Creek Memberships.

NOW, THEREFORE, for the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.         Terms.  Any capitalized term used herein, but not defined herein, shall have the meaning given to such term in the Agreement.

2.         Vail Memberships.  Purchaser acknowledges and agrees that Seller may submit or has submitted an application to CPOA for the purchase of fourteen (14) Vail Memberships. If such application is approved by CPOA and Seller purchases said memberships (such purchased Vail Memberships, the “Purchased Vail Memberships”), then, at Closing (a) Seller will assign and Purchaser will assume the Purchased Vail Memberships pursuant to the Intangible Property Assignment, and (b) Purchaser shall credit Seller at Closing the sum of One Hundred Forty Thousand and No/00 Dollars ($140,000.00) for the cost of such Purchased Vail Memberships. Seller and Purchaser hereby agree and acknowledge that Seller’s purchase of any Vail Memberships is not a condition precedent to Purchaser’s obligation to close on the purchase the Property and Seller shall not be in default if the CPOA does not approve Seller’s application or Seller otherwise fails to purchase any Vail Memberships.

3.         Beaver Creek Memberships.  Purchaser and Seller hereby acknowledge and agree that Seller shall have the right, but not the obligation, to sell the Beaver Creek Memberships to third-party purchasers at any time prior to Closing. At Closing, (a) Seller will assign and Purchaser will assume the

Beaver Creek Memberships pursuant to the Intangible Property Assignment, and (b) Purchaser shall receive a credit from Seller for the amount received by Seller from third-party purchasers in connection with such sales of the Beaver Creek Memberships.

4.         Operational Agreements.  Exhibit “C” of the Agreement shall be amended to add the following language:

“8. Purchased Vail Memberships, if any; and
  9. Beaver Creek Memberships, if any.”

5.         Miscellaneous.  This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of Seller and Purchaser. The terms and provisions of the Agreement not specifically modified by this Amendment shall remain in full force and effect and shall not be construed to have been modified, waived, discharged or otherwise altered by this Amendment. The terms and provisions of the Agreement are incorporated herein by reference as if fully stated herein. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed via facsimile transmission and all facsimile signatures shall be deemed originals for all purposes.

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SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Sellers and Purchaser have executed this Amendment as of the date first above written.

PURCHASER:

CORDILLERA PARTNERS LLC, a Delaware limited liability company

By:	/s/ Jefford S. Nelson
Name:	Jefford S. Nelson
Title:	Member

SELLER:

COLORADO HOTEL HOLDING, LLC, a Delaware limited liability company

By:		Pharos Cordillera, LLC, a Delaware limited liability company

By:	Pharos Group, LLC, a Delaware limited liability company

	By:	/s/ Harry Rosenthal
Name:
Title:

[SIGNATURES CONTINUED NEXT PAGE]

SELLER CONTINUED:

CORDILLERA LODGE & SPA, LLC, a Delaware limited liability company

By:	Colorado Hotel Holding, LLC, a Delaware limited liability company

	By:	Pharos Cordillera, LLC, a Delaware limited liability company

		By:	Pharos Group, LLC, a Delaware limited liability company

			By:	/s/ Harry Rosenthal
Name:
Title:

COLORADO HOTEL OPERATOR, INC., a Delaware corporation

	By:	Colorado Hotel Holding, LLC, a Delaware limited liability company

		By:	Pharos Cordillera, LLC, a Delaware limited liability company

			By:	Pharos Group, LLC, a Delaware limited liability company

			By:	/s/ Harry Rosenthal
Name:
Title:

[SIGNATURES CONTINUED NEXT PAGE]

SELLER CONTINUED:

CORDILLERA LAND, LLC, a Delaware limited liability company

By:	Colorado Hotel Holding, LLC, a Delaware limited liability company

	By:	Pharos Cordillera, LLC, a Delaware limited liability company

		By:	Pharos Group, LLC, a Delaware limited liability company

			By:	/s/ Harry Rosenthal
Name:
Title: